Randy Ortiz, CEO and President Donald Peck, EVP and CFO November 13, 2012

Forward-looking Statements Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements are based on a number of assumptions and involve a number of risks and uncertainties, and accordingly, actual results could differ materially. Factors that may cause such differences include, but are not limited to: (i) the continued and future acceptance of the company's products and services; (ii) our ability to obtain financing from lenders; (iii) the outcome of ongoing litigation involving the company; (iv) the rate of growth in the industries of the company's customers; (v) our relationships with our licensees and agents and the strength of their business; (vi) the presence of competitors with greater technical, marketing, and financial resources; (vii) the company's customers' ability to access the credit markets, including changes in interest rates; (viii) the company's ability to promptly and effectively respond to technological change to meet evolving customer needs; (ix) the company's ability to successfully identify and complete strategic initiatives, such as global market expansion, acquisitions, alliances, partnerships and licensing transactions, and integrate any acquired companies and technologies; (x) our ability to effectively manage growth; (xi) conditions in the automotive retail market; (xii) changes in customer demand and automotive production schedules, and (xiii) changes in general economic or geopolitical conditions, including the European debt crisis and persisting trade tensions. For a further discussion of these and other significant factors to consider in connection with forward-looking statements concerning the company, reference is made to the company's Annual Report on Form 10-K for the year ended December 31, 2011 and the company's other filings with the Securities and Exchange Commission. 2 2

Agenda • Investment Highlights and Overview • Technology and Markets • How We Drive Revenue • Industry Dynamics • Expanding the LoJack Brand • Financial Summary • Growth Strategy 3 3

Investment Highlights • Global leader in stolen vehicle tracking and recovery systems • Superior RF technology • Direct integration with law enforcement creates high barrier to entry • New executive team; significant auto industry experience • Stabilizing North American business with refocused strategy targeting top-volume dealer groups • Uniquely positioned to capitalize on emerging market opportunities 4 4

A Motor Vehicle is Stolen Every 43 Seconds • Approximately 740,000 cars stolen in the U.S. in 2010 • Estimated value of $4.5 billion • National recovery rate approximately 56%, a 5-year low • Average dollar loss per vehicle of $6,152 Globally 7.2 million vehicles were stolen in 2010, representing a loss of more than $47 billion 5 5

LoJack By The Numbers $5 Billion In Assets Recovered Worldwide 9 Million + LoJack Units Installed 90% Recovery Rate 300,000+ Vehicles Recovered Worldwide Safety, Security and Protection 6 6

Near-Term Objectives • Increase revenue and profitability across the business • Accelerate pace of North American unit volume growth • Enhance customer satisfaction and drive brand loyalty • Address legacy issues that have distracted the Company from pursuit of its strategic initiatives • Strengthen international business • Aggressively pursue complementary market opportunities 7 7

Agenda • Investment Highlights and Overview • Technology and Markets • How We Drive Revenue • Industry Dynamics • Leveraging the LoJack Brand • Financial Summary • Growth Strategy 8 8

How LoJack Works Theft Reported 1. Police enter VIN into NCIC computer. The computer sends a signal via police radio towers to the hidden receiver transmitter in the stolen car. 2. The signal is picked up by law enforcement vehicles equipped with LoJack Police Tracking Computers (PTCs). 3. When within range of the stolen car, the PTC beeps and displays the location of the car along with a 5-digit code. Entering the code into the computer provides the officer with a description of the car. 9 9

LoJack Is Superior for Recovery LoJack GPS/Cellular Devices RF technology that penetrates warehouses and cargo containers Satellite technology that requires line of sight to the sky Directly integrated with local, state and federal law enforcement Self-operated, or operated through third- party call center Unmarked unit hidden in any one of 20 locations in the vehicle In plain sight, making it easy for the bad guys to quickly disable One-time purchase – no monthly fee (U.S., Canada and Italy) Purchase price plus monthly fee Money back guarantee if vehicle not recovered within 24 hours 10 10

Just Try Using GPS to Find a Vehicle… in here… or here… or here 11 11

Recent Recovery Success Stories LoJack Helps Recover Classic 1956 Chevy Honda Civic Gets Stolen & Recovered Just One Month After Customer Installs LoJack Home Invasion Victims Get Their Toyota SUV Back 10,000 Vehicles Recovered Annually 12 12

Law Enforcement Integration • LoJack System deployed in about 2,000 police departments across 28 states and the District of Columbia • PTCs installed in almost 14,000 police cars, helicopters and fixed-wing aircraft • Technology reach in regions accounting for 85% of stolen vehicles (U.S.) • International operations in 32 countries and territories High Competitive Barrier to Entry 13 13

Revenue by Region 62.4% 16.0% 9.0% 7.9% 4.8% U.S Latin America and Carrib. Africa Canada Europe/Asia 14 2011: $140.8M 14

Agenda • Investment Highlights and Overview • Technology and Markets • How We Drive Revenue • Industry Dynamics • Leveraging the LoJack Brand • Financial Summary • Growth Strategy 15 15

How We Drive Revenue • Direct product sales (U.S., Canada, Italy) • Pre-installed LoJack Systems • LoJack System installations with vehicle purchase • Installations of LoJack Systems after vehicle purchase • Sales of other LoJack System products • Early warning systems • Extended warranty products • Inventory sales to international licensees • Royalties and licensing fees ~87% of U.S. revenue originates through distribution to automobile dealer network 16 16

International Overview • LoJack sold in approximately 30 countries • Primarily through exclusive distribution/licensing arrangements • Largest markets are South Africa, Argentina and Mexico • Own and operate LoJack businesses in Canada and Italy • ROI Model • High theft rate and high recovery rate drive value for insurers 17 17

Global Operations International Licensee Direct North America, Europe, Africa, Latin and South America 18 18

Canadian and Italian Operations • Business model is comparable to U.S. operations • Continuing to move customers to LoJack units from legacy product • Partner with insurance companies • Sell direct to consumers and commercial businesses • Sales force also works with insurance brokers and local resellers • Operate wholly owned subsidiary • Focused on the automotive channel, fleet operators and insurance segment • Customers purchase LoJack unit and monthly service contract • Subscriber base in Q2 2012 up 46% year-over-year to 24,280 • $27M invested since 2005 19 19

International Licensees • LoJack supplies components and products • Licensee responsible for establishing infrastructure and setting up relationship with local law enforcement • Sales and marketing controlled and funded by licensee • Sales in many international markets tend to be highest in Q4 and lowest in Q1 20 20

Local Affiliate Snapshot – South Africa 21 21 • Operational since 1997 • 700,000 active subscribers • Traditionally focused on insurance mandates • SVR market share exceeds 50% • Growing dealer channel • Additional service offerings o Tracker Emergency Assist o Tracker Theft Butler o Telematics – Fleet, Consumer, Insurance

Local Affiliate Snapshot – Argentina 22 22 • Operational since 1998; we own 5% • 700,000 active subscribers • Majority of business is through insurance companies • SVR market share exceeds 65% • High theft rate and high recovery rate drive value for insurers • Additional service offerings: o Telematics – fleet, insurance o Home security o Cargo tracking

Local Affiliate Snapshot – Mexico 23 23 • 130,000 active subscribers • In business since 1997; we own 12.5% • Traditionally focused on dealer channel • Recently opened insurance/finance channel • Additional service offerings: o Telematics – fleet management o Cargo tracking

Revenue by Product and Services Lines $87.8 $26.2 $13.8 $13.0 Products Early Warning Products Warranties Services 24 2011 Revenue (in millions) 24

Agenda • Investment Highlights and Overview • Technology and Markets • How We Drive Revenue • Industry Dynamics • Leveraging the LoJack Brand • Financial Summary • Growth Strategy 25 25

Strengthening U.S. Auto Sales 9.6 10.5 10.5 11.7 11.3 10.9 11.7 11.4 10.6 11.5 12 11.5 12.6 12.4 12.1 13.1 13.2 13.6 13.5 14.1 15.0 14.4 14.4 13.7 14.1 14.1 14.5 14.9 0 2 4 6 8 10 12 14 16 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Retail SAAR Total SAAR Source: J.D. Power Monthly, Seasonally Adjusted Annual Rate (units in millions) 26 26

U.S. Auto Sales: Fast September Pace • SAAR of 14.9 million units – up 13% • Strongest performance in more than four years • Favorable trends continue to drive outlook – Pent-up consumer demand – Availability of consumer credit – Introduction of new models 27 27

Improving Results vs. Industry Performance 28 28

Aligning with the Right Dealers is Key Top 125 dealer groups responsible for 22% of new vehicle sales Top 10 groups account for about 9% of all new vehicle sales F&I office in these groups contribute about 3 to 5% of revenue… …and to more than 20% of the profit 29 29

Dealer Initiatives Underway • Increasing integration with dealer partners • Initiating training programs to make scheduling, purchase and installation easier for the customer • Broadening service offerings to dealers • Expanding agent relationships • Intensifying focus on sales planning and analysis • Forging partnerships with key dealer groups to strengthen relationship with end customers • Creating alliances with major financing companies 30 30

Agenda • Investment Highlights and Overview • Technology and Markets • How We Drive Revenue • Industry Dynamics • Leveraging the LoJack Brand • Financial Summary • Growth Strategy 31 31

Leveraging the LoJack Brand LoJack for Motorcycles LoJack for Construction Equipment 32 32

Commercial Solutions 33 33 • Ruggedized system for construction equipment, trailers and fleet vehicles • New self-powered unit with long battery life • No external power source needs • Self-contained power enables the system to be installed on a greater array of equipment o Electric forklifts o Solar-powered assets o Alternative-fuels vehicles

Agenda • Investment Highlights and Overview • Technology and Markets • How We Drive Revenue • Industry Dynamics • Leveraging the LoJack Brand • Financial Summary • Growth Strategy 34 34

Positive YoY Revenue Trend in United States* 35 35 $20.1 $19.6 $20.8 $21.5 $22.8 $24.7 $22.0 $21.7 $0 $5 $10 $15 $20 $25 $30 Q4’10 Q4’11 Q1’11 Q1’12 Q2’11 Q2’12 Q3’11 Q3’12 (in millions) *4Q11 includes $2.6 million of transfer of 2010 XRW contracts *1Q12 includes $3.1 million of transfer of 2011 XRW contracts

Total Gross Margin 50.9% 49.6% 51.0% 51.5% 54.1% 54.4% 52.1% 55.4% 45% 47% 49% 51% 53% 55% 57% Q4’10 Q4’11 Q1’11 Q1’12 Q2’11 Q2’12 Q3’11 Q3’12 36 36

Balance Sheet Highlights Sep. 30, 2012 Dec. 31, 2011 Cash and cash equivalents $45.6M $49.9M Accounts receivable, net $22.4M $28.5M Inventories $8.4M $6.6M Total assets $102.0M $114.3M Long-term debt $13.4M $11.0M Deferred revenue $14.5M $19.4M Total liabilities $73.9M $77.5M Total equity $28.1M $36.8M 37 37

Agenda • Investment Highlights and Overview • Technology and Markets • How We Drive Revenue • Industry Dynamics • Leveraging the LoJack Brand • Financial Summary • Growth Strategy 38 38

Growth Strategy Cultivate relationships with third-party agents Develop and introduce new products that leverage brand awareness Develop new sales programs that align with goals of top-volume dealer groups Continue to develop new international territories Pursue new licensing opportunities 39 39

Goals for 2012-13 1 • Restore domestic and Canadian businesses to profitable growth 2 • Identify new territories for international expansion 3 • Increase investment in most promising business lines, maintaining focus on highly differentiated products 4 • Streamline processes to improve the overall customer experience 5 • Continue to aggressively manage cost structure and discretionary spending 40 40

Future Opportunities: The Connected Car Communication Telematics Information Location Social networking eCommerce Usage based insurance Car diagnostics Parental alerts Payment solutions Driver health and wellness Vehicle-to- vehicle 41 41

Reasons to Invest in LoJack • Global leader in stolen vehicle tracking and recovery systems • Superior RF technology • Direct integration with law enforcement creates high barrier to entry • New executive team; significant auto industry experience • Stabilizing North American business with refocused strategy focused on key dealer groups • Uniquely positioned to capitalize on emerging market opportunities 42 42